PRESS RELEASE

Contact Information:
TXO Partners
Brent W. Clum
President, Business Operations & CFO
817.334.7800
ir@txopartners.com

Release Date:
June 25, 2024

TXO PARTNERS, L.P. ANNOUNCES COMMENCEMENT OF UNDERWRITTEN PUBLIC OFFERING

FORT WORTH, TX – June 25, 2024 – TXO Partners, L.P. (NYSE: TXO) (“TXO”) today announced, subject to market and other conditions, the commencement of an underwritten public offering of 5,000,000 common units representing limited partner interests in TXO (the “common units”). TXO expects to grant the underwriters a 30 day option to purchase up to an additional 750,000 common units at the public offering price, less underwriting discounts and commissions. TXO intends to use the net proceeds from this offering, if consummated, to fund a portion of the cash consideration for the previously announced asset acquisitions from Eagle Mountain Energy Partners and a private company (the “Acquisitions”). The offering is not conditioned on the consummation of either of the Acquisitions. Pending the closing of the Acquisitions, and in the event that either of the Acquisitions are not completed, the proceeds from the offering will be used to repay the outstanding borrowings under TXO’s revolving credit facility and for general partnership purposes.

Raymond James is acting as the sole book-running manager for the offering. The offering is being made pursuant to an effective shelf registration statement, including a base prospectus, filed by TXO with the Securities and Exchange Commission (“SEC”). The offering of these securities may be made only by means of the prospectus supplement and the accompanying base prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. When available, a copy of the prospectus supplement may be obtained from any of the following sources:

Raymond James & Associates, Inc. Attention: Syndicate 880 Carillon Parkway St. Petersburg, Florida 33716 Telephone: (800) 248-8863 Email: prospectus@raymondjames.com

You may also obtain these documents for free when they are available by visiting EDGAR on the SEC website at www.sec.gov.

Important Information

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

About TXO Partners, L.P.

TXO Partners, L.P. is a master limited partnership focused on the acquisition, development, optimization and exploitation of conventional oil, natural gas, and natural gas liquid reserves in North America. TXO’s current acreage positions are concentrated in the Permian Basin of West Texas and New Mexico and the San Juan Basin of New Mexico and Colorado.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the words such as “possible,” “if,” “will” and “expect” and contain statements regarding the size, timing or results of the offering and the proposed Acquisitions. These forward-looking statements represent TXO’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved, and they are subject to risks, uncertainties and other factors, many of which are outside of TXO’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, TXO does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for TXO to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements discussed in "Risk Factors" in our prospectus supplement, the Registration Statement on Form S-3, our Annual Report on Form 10-K for the year ended December 31, 2023, our Quarterly Reports on Forms 10-Q filed with the U.S. Securities and Exchange Commission and our other filings with the SEC. These risks include, but are not limited to, our ability to consummate the proposed Acquisitions on the terms currently contemplated, the anticipated future performance of the combined company, risks and uncertainties related to economic, market or business conditions, and satisfaction of customary closing conditions related to the proposed offering and the proposed Acquisitions. The risk factors and other factors noted above could cause its actual results to differ materially from those contained in any forward-looking statement. You are cautioned not to place undue reliance on these forward-looking statements.